Exhibit 99.2

Teleflex Incorporated
Pro forma Segment Results of Operations	2002 - (Unaudited)
To Reflect Discontinued Operations					Full
	Q1	Q2	Q3	Q4	Year
Revenues
Commercial	$237,350	$263,758	$236,274	$234,748	$972,130
Medical	107,303	113,473	112,223	115,678	448,677
Aerospace	135,341	141,185	133,899	131,630	542,055

	$479,994	$518,416	$482,396	$482,056	$1,962,862

Operating profit (*)
Commercial	$25,996	$30,301	$19,820	$25,142	$101,259
Medical	17,367	18,394	17,617	18,935	72,313
Aerospace	11,429	10,888	7,954	3,905	34,176

	54,792	59,583	45,391	47,982	207,748

Corporate expenses	4,570	4,613	4,893	4,828	18,904
Minority interest in consolidated subsidiaries	(4,032)	(3,839)	(4,399)	(3,914)	(16,184)
Gain from asset sales and net insurance proceeds	—	—	—	(10,085)	(10,085)

Income from continuing operations before interest, taxes and minority interest	54,254	58,809	44,897	57,153	215,113
Interest expense	6,036	6,239	6,280	6,468	25,023

Income from continuing operations before taxes and minority interest	48,218	52,570	38,617	50,685	190,090
Taxes on income from continuing operations	13,537	14,764	7,323	12,104	47,728

Income from continuing operations before minority interest	34,681	37,806	31,294	38,581	142,362
Minority interest in consolidated subsidiaries	4,032	3,839	4,399	3,914	16,184

Income from continuing operations	30,649	33,967	26,895	34,667	126,178
Operating income (loss) from discontinued operations	(292)	(617)	(1,078)	569	(1,418)
Tax (benefit) from discontinued operations	(61)	(186)	(463)	204	(506)

Net income	$30,418	$33,536	$26,280	$35,032	$125,266

Earnings (losses) per share:
Basic:
Income from continuing operations	0.79	0.86	0.68	0.88	3.21
Income (loss) from discontinued operations	(0.01)	(0.01)	(0.01)	0.01	(0.02)

Net income	0.78	0.85	0.67	0.89	3.19
Diluted:
Income from continuing operations	0.77	0.85	0.68	0.87	3.17
Income (loss) from discontinued operations	—	(0.01)	(0.02)	0.01	(0.02)

Net income	0.77	0.84	0.66	0.88	3.15

Average number of common and common equivalent shares outstanding:
Basic	39,038	39,241	39,341	39,384	39,251
Diluted	39,638	39,968	39,820	39,717	39,786

(*) Segment operating profit is defined as a segment’s revenues reduced by its cost of sales and its operating expenses. Corporate expenses, gain from asset sales and net insurance proceeds, interest expense and taxes on income are excluded from this measure.

These discontinued operations have not historically been separately identified, consolidated and audited as presented in this schedule.

The sum of the quarterly per share amounts may not equal per share amounts reported for year-to-date periods. This is due to changes in the number of weighted average shares outstanding and the effects of rounding for each period.

Teleflex Incorporated
Pro forma Segment Results of Operations	2003 - (Unaudited)
To Reflect Discontinued Operations					Full
	Q1	Q2	Q3	Q4	Year
Revenues
Commercial	$267,323	$286,603	$252,027	$283,591	$1,089,544
Medical	118,145	129,679	139,644	147,243	534,711
Aerospace	128,265	130,061	131,965	138,309	528,600

	$513,733	$546,343	$523,636	$569,143	$2,152,855

Operating profit (*)
Commercial	$29,440	$33,664	$19,359	$28,990	$111,453
Medical	19,047	21,576	20,992	23,740	85,355
Aerospace	1,913	1,940	469	4,917	9,239

	50,400	57,180	40,820	57,647	206,047
Corporate expenses	5,055	4,981	5,387	6,041	21,464
Minority interest in consolidated subsidiaries	(3,789)	(4,529)	(3,757)	(4,459)	(16,534)
Gain on sale of businesses and assets	(3,068)	—	—	—	(3,068)

Income from continuing operations before interest, taxes and minority interest	52,202	56,728	39,190	56,065	204,185
Interest expense	6,565	6,610	6,580	6,582	26,337

Income from continuing operations before taxes and minority interest	45,637	50,118	32,610	49,483	177,848
Taxes on income from continuing operations	12,171	13,015	7,364	10,562	43,112

Income from continuing operations before minority interest	33,466	37,103	25,246	38,921	134,736
Minority interest in consolidated subsidiaries	3,789	4,529	3,757	4,459	16,534

Income from continuing operations	29,677	32,574	21,489	34,462	118,202
Operating loss from discontinued operations	(313)	(759)	(3,544)	(5,207)	(9,823)
Tax (benefit) from discontinued operations	123	(20)	(277)	(550)	(724)

Net income	$29,241	$31,835	$18,222	$29,805	$109,103

Earnings (losses) per share:
Basic:
Income from continuing operations	0.75	0.83	0.54	0.87	2.99
Loss from discontinued operations	(0.01)	(0.02)	(0.08)	(0.12)	(0.23)

Net income	0.74	0.81	0.46	0.75	2.76
Diluted:
Income from continuing operations	0.75	0.82	0.53	0.86	2.96
Loss from discontinued operations	(0.01)	(0.02)	(0.08)	(0.12)	(0.23)

Net income	0.74	0.80	0.45	0.74	2.73

Average number of common and common equivalent shares outstanding:
Basic	39,446	39,539	39,655	39,751	39,598
Diluted	39,700	39,837	40,072	40,157	39,942

(*) Segment operating profit is defined as a segment’s revenues reduced by its cost of sales and its operating expenses. Corporate expenses, gain on sale of businesses and assets, interest expense and taxes on income are excluded from this measure.

These discontinued operations have not historically been separately identified, consolidated and audited as presented in this schedule.

The sum of the quarterly per share amounts may not equal per share amounts reported for year-to-date periods. This is due to changes in the number of weighted average shares outstanding and the effects of rounding for each period.

Teleflex Incorporated
Pro forma Segment Results of Operations	2004 - (Unaudited)
To Reflect Discontinued Operations					Full
	Q1	Q2	Q3	Q4	Year
Revenues
Commercial	$313,347	$322,568	$267,620	$297,313	$1,200,848
Medical	150,600	158,245	204,824	232,526	746,195
Aerospace	136,590	136,168	125,785	139,792	538,335

	$600,537	$616,981	$598,229	$669,631	$2,485,378

Operating profit (*)
Commercial	$31,716	$36,201	$16,542	$21,206	$105,665
Medical	22,906	26,498	30,465	37,296	117,165
Aerospace	1,613	(4,579)	3,519	(6,807)	(6,254)

	56,235	58,120	50,526	51,695	216,576
Corporate expenses	6,561	6,527	7,585	11,215	31,888
Minority interest in consolidated subsidiaries	(4,236)	(4,900)	(4,564)	(5,983)	(19,683)
(Gain) loss on sale of businesses and assets	—	(5,083)	563	1,787	(2,733)
Restructuring costs	—	—	—	67,618	67,618

Income (loss) from continuing operations before interest, taxes and minority interest	53,910	61,576	46,942	(22,942)	139,486
Interest expense	6,775	6,145	12,590	11,608	37,118

Income (loss) from continuing operations before taxes and minority interest	47,135	55,431	34,352	(34,550)	102,368
Tax (benefit) on income from continuing operations	11,211	13,859	5,534	(16,253)	14,351

Income (loss) from continuing operations before minority interest	35,924	41,572	28,818	(18,297)	88,017
Minority interest in consolidated subsidiaries	4,236	4,900	4,564	5,983	19,683

Income from continuing operations	31,688	36,672	24,254	(24,280)	68,334
Operating loss from discontinued operations	(1,966)	(3,080)	(8,646)	(59,336)	(73,028)
Tax (benefit) from discontinued operations	250	(573)	(1,885)	(12,003)	(14,211)

Net income	$29,472	$34,165	$17,493	$(71,613)	$9,517

Earnings per share:
Basic:
Income (loss) from continuing operations	0.80	0.91	0.60	(0.60)	1.70
Loss from discontinued operations	(0.06)	(0.06)	(0.17)	(1.17)	(1.46)

Net income	0.74	0.85	0.43	(1.77)	0.24
Diluted:
Income (loss) from continuing operations	0.78	0.90	0.60	(0.60)	1.69
Loss from discontinued operations	(0.05)	(0.06)	(0.17)	(1.17)	(1.45)

Net income	0.73	0.84	0.43	(1.77)	0.24

Average number of common and common equivalent shares outstanding:
Basic	39,990	40,195	40,273	40,361	40,205
Diluted	40,457	40,538	40,414	40,571	40,495

(*) Segment operating profit is defined as a segment’s revenues reduced by its cost of sales and its operating expenses. Corporate expenses, gain (loss) on sale of businesses and assets, restructuring costs, interest expense and taxes on income are excluded from this measure.

These discontinued operations have not historically been separately identified, consolidated and audited as presented in this schedule.

The sum of the quarterly per share amounts may not equal per share amounts reported for year-to-date periods. This is due to changes in the number of weighted average shares outstanding and the effects of rounding for each period.